This is filed pursuant to Rule 497(e).
     File Nos.: 33-85850 and 811-08838


For more information about the Portfolios, the following documents are available upon request:

- ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

- STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI by contacting your Introducing Financial Institution, or by contacting Alliance:

BY MAIL:           C/O ALLIANCE FUND SERVICES, INC.
                   P.O. BOX 1520, SECAUCUS, NJ 07096

BY PHONE:          For Information:(800) 824-1916
                   For Literature:(800) 824-1916

Or you may view or obtain these documents from the SEC:

IN PERSON:         at the SEC's Public Reference Room in Washington, D.C.

BY PHONE:          1-800-SEC-0330

BY MAIL:           Public Reference Section
                   Securities and Exchange Commission
                   Washington, DC 20549-6009
                   (duplicating fee required)

ON THE INTERNET:   www.sec.gov

You also may find more information about Alliance on the Internet at: www.Alliancecapital.com.


TABLE OF CONTENTS
RISK/RETURN SUMMARY                                                          2
  PERFORMANCE AND BAR CHART INFORMATION                                      2
FEES AND EXPENSES OF THE PORTFOLIOS                                          4
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS    4
  INVESTMENT OBJECTIVES AND STRATEGIES                                       4
  PRIME PORTFOLIO                                                            5
  GOVERNMENT PORTFOLIO                                                       5
  GENERAL MUNICIPAL PORTFOLIO                                                5
  RISK CONSIDERATIONS                                                        6
MANAGEMENT OF THE PORTFOLIOS                                                 7
PURCHASE AND SALE OF SHARES                                                  8
  HOW THE PORTFOLIOS VALUE THEIR SHARES                                      8
  HOW TO BUY SHARES                                                          8
  HOW TO SELL SHARES                                                         8
DIVIDENDS, DISTRIBUTIONS AND TAXES                                           9
DISTRIBUTION ARRANGEMENTS                                                    9
FINANCIAL HIGHLIGHTS                                                        10




A MORGAN STANLEY DEAN WITTER COMPANY

FEATURING...


ALLIANCE MONEY MARKET FUND
     - PRIME PORTFOLIO
     - GOVERNMENT PORTFOLIO
     - GENERAL MUNICIPAL PORTFOLIO


PROSPECTUS
APRIL 1, 1999



333 MARKET STREET, 25TH FLOOR
SAN FRANCISCO, CA94105
WWW.DISCOVERBROKERAGE.COM
MEMBER NASD/SIPC


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






This prospectus describes three Portfolios of the Alliance Money Market Fund. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


RISK/RETURN SUMMARY

The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary. This prospectus has additional descriptions of the Portfolios' investments in the discussion under "Other Information About the Portfolios' Objectives, Strategies, and Risks." That section also includes more information about the Portfolios, their investments, and related risks.

OBJECTIVES: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the General Municipal Portfolio).

PRINCIPAL INVESTMENT STRATEGY: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities.

PRINCIPAL RISKS: The principal risks of investing in the Portfolios are:

- INTEREST RATE RISK This is the risk that changes in interest rates will affect the yield or value of the Portfolios' investments in debt securities.

- CREDIT RISK This is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolios' investments will have its credit ratings downgraded.

ANOTHER IMPORTANT THING FOR YOU TO NOTE:
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

For each Portfolio, the Risk/Return Summary includes a table showing the Portfolio's average annual returns and a bar chart showing the Portfolio's annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

- the Portfolio's average annual returns for one year and the life of the Portfolio; and

- changes in the Portfolio's performance from year to year over the life of the Portfolio.

A Portfolio's past performance does not necessarily indicate how it will perform in the future.

You may obtain current yield information for any Portfolio by calling 1-800-221-9513 or your Introducing Financial Institution.


2


PRIME PORTFOLIO

PERFORMANCE TABLE
                SINCE
     1 YEAR   INCEPTION*
------------------------
      4.71%     4.69%


BAR CHART


n/a   n/a   n/a   n/a   n/a   n/a   n/a   4.59%   4.78%   4.71%
 89    90    91    92    93    94    95    96      97      98



During the periods shown in the bar chart, the highest return for a quarter was 1.17% (quarter ending March 31, 1998) and the lowest return for a quarter was 1.10% (quarter ending June 30, 1996).


GOVERNMENT PORTFOLIO
PERFORMANCE TABLE
                SINCE
     1 YEAR   INCEPTION*
------------------------
      4.62%     4.61%


BAR CHART


n/a   n/a   n/a   n/a   n/a   n/a   n/a   4.53%   4.67%   4.62%
 89    90    91    92    93    94    95    96    97    98



During the periods shown in the bar chart, the highest return for a quarter was 1.16% (quarter ending March 31, 1998) and the lowest return for a quarter was 1.07% (quarter ending December 31, 1998).

GENERAL MUNICIPAL PORTFOLIO
PERFORMANCE TABLE
                SINCE
     1 YEAR   INCEPTION*
------------------------
      2.73%     2.81%


*    INCEPTION DATE:12/29/95.
**   INCEPTION DATE:12/13/95.



BAR CHART


n/a   n/a   n/a   n/a   n/a   n/a   n/a   2.78%   2.93%   2.73%
 89    90    91    92    93    94    95    96      97      98



During the periods shown in the bar chart, the highest return for a quarter was .77% (quarter ending June 30, 1997) and the lowest return for a quarter was .65% (quarter ending September 30, 1998).


3


FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The Portfolios have no sales load on purchases or reinvested dividends, deferred sales loads, or redemption or exchange fees.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS) AND EXAMPLE


                                         ANNUAL PORTFOLIO OPERATING EXPENSES
                                                                   GENERAL
                                            PRIME     GOVERNMENT  MUNICIPAL
                                          ----------  ----------  ----------
Management Fees                              .50%        .50%        .50%
12b-1 Fees                                   .45%        .45%        .45%
Other Expenses                               .11%        .19%        .22%
Total Portfolio Operating Expenses          1.06%       1.14%       1.17%
Waiver and/or Expense Reimbursement*        (.06)%      (.14)%      (.17)%
Net Expenses                                1.00%       1.00%       1.00%


* Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses.



EXAMPLES

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                    PRIME       GOVERNMENT      GENERAL MUNICIPAL
                  --------     ------------     -----------------
1 Year              $ 102          $ 102              $ 102
3 Years             $ 318          $ 318              $ 318
5 Years             $ 552          $ 552              $ 552
10 Years           $1,225         $1,225             $1,225


OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS

This section of the prospectus provides a more complete description of the principal investment objectives, strategies, and risks of the Portfolios.

Please note:

- Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

- There can be no assurance that any Portfolio will achieve its investment objectives.

INVESTMENT OBJECTIVES AND STRATEGIES

The Portfolios' investment objectives are--in the following order of priority--safety of principal, excellent liquidity and, to the extent consistent with the first two objectives, maximum current income (exempt from Federal income taxes to the extent described below in the case of the General Municipal Portfolio). As money mar-


4


ket funds, the Portfolios must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolios' investments. Under Rule 2a-7, the Portfolios' investments must each have a remaining maturity of no more than 397 days and the Portfolios must maintain an average weighted maturity that does not exceed 90 days.

PRIME PORTFOLIO

The Portfolio pursues its objectives by investing in high-quality money market securities. The Portfolio may invest in:

- marketable obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities;

- certificates of deposit, bankers' acceptances, and interest-bearing savings deposits issued or guaranteed by banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion;

- high-quality commercial paper issued by U.S. or foreign companies (rated or determined by the Adviser to be of comparable quality) and participation interests in loans extended to such companies;

- adjustable rate obligations;

- restricted securities (i.e., securities subject to legal or contractual restrictions on resale);

- asset-backed securities; and

- repurchase agreements that are fully collateralized.

The Portfolio may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks. To the extent the Portfolio makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations, and the lack of uniform accounting and financial reporting standards.

The Portfolio does not invest more than 25% of its assets in securities of issuers in any one industry except for U.S. Government securities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

GOVERNMENT PORTFOLIO

The Portfolio pursues its objectives by investing in high-quality money market securities. The Government Portfolio may invest in:

- marketable obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities;

- adjustable rate obligations;

- repurchase agreements that are fully collateralized; and

- restricted securities (i.e., securities subject to legal and contractual restrictions on resale).

The Government Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

GENERAL MUNICIPAL PORTFOLIO

The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

The Portfolio may invest without limit in tax-exempt municipal securities that are subject to the Federal alternative minimum tax (the "AMT").

MUNICIPAL SECURITIES. The General Municipal Portfolio's investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.


5


The General Municipal Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

The General Municipal Portfolio may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

The General Municipal Portfolio's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by the Adviser to be of comparable quality. Securities also must meet credit standards applied by the Adviser.

The quality and liquidity of the General Municipal Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. The Portfolio continuously monitors the credit quality of third parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

The General Municipal Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but stand-by commitments are not expected to comprise more than 5% of the Portfolio's net assets. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Portfolio's Custodian will maintain liquid assets having value equal to, or greater than, these commitments. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for these securities takes place at a later time. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue.

TAXABLE INVESTMENTS. The General Municipal Portfolio may invest in taxable investments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

RISK CONSIDERATIONS
The Portfolios' primary risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

The Portfolios may invest up to 10% of their net assets in illiquid securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in


6


making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

The General Municipal Portfolio faces municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

YEAR 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. The failure of any of the computer systems employed by the Portfolios' major service providers to process Year 2000 related information properly could have a significant negative impact on the Portfolios' operations and the services that are provided to the Portfolios' shareholders. In addition, to the extent that the operations of issuers of securities held by the Portfolios are impaired by the Year 2000 problem, or prices of securities held by the Portfolios decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolios' shares may be materially affected.

With respect to the Year 2000 problem, the Portfolios have been advised that Alliance, each Portfolio's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Portfolio's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Portfolio's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance"), began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issue on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Portfolios.

The Portfolios and Alliance have been advised by the Portfolios' Custodian and Administrator that they are each in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Portfolios and Alliance have no reason to believe that the Custodian or Administrator will be unable to achieve these goals.


MANAGEMENT OF THE PORTFOLIOS

The Portfolios' Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 1998 totaling more than $286 billion (of which approximately $118 billion represented assets of investment companies). Alliance's clients are primarily major corporate employee benefit plans, public employee retirement systems, investment companies, foundations, and endowment funds. The 54 registered investment companies, with more than 118 separate portfolios, managed by Alliance currently have over 3.6 million shareholder accounts. As of December 31, 1998, Alliance was retained as investment manager for over 35 of the FORTUNE 100 companies.

Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year


7


ended November 30, 1998, as a percentage of average daily net assets:


                             FEE AS A PERCENTAGE OF
PORTFOLIO                   AVERAGE DAILY NET ASSETS*
-----------------------------------------------------
Prime Portfolio                      .44%
Government Portfolio                 .36%
General Municipal Portfolio          .33%


* Fees are stated net of waivers and/or reimbursements. See the "Fee Table" at the beginning of the prospectus for more information about fee waivers.



ADMINISTRATOR

ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. ADP shall not have any responsibility or authority for any Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.


PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each of the Portfolios' net asset value or NAV is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, each day the New York Stock Exchange
(NYSE) is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

HOW TO BUY SHARES

- INITIAL INVESTMENT

Contact Discover Brokerage Direct to open an account in the Prime, Government or General Municipal Portfolio. Balances will appear on your monthly brokerage statement.

- SUBSEQUENT INVESTMENTS

BY CHECK THROUGH DISCOVER BROKERAGE DIRECT:

Mail or deliver your check, payable to "Discover Brokerage Direct" which will deposit into the Portfolio(s). Please designate the appropriate Portfolio(s) and indicate your brokerage account number on the check or draft.

BY SWEEP:

Discover Brokerage Direct has available an automatic "sweep" for customers in the Prime, Government or General Municipal Portfolio of Alliance Money Market Fund. If you request the sweep arrangement, all cash balances of $1.00 or more are moved into one of the Portfolios on a daily basis. Sales proceeds from trades will be swept into the designated Portfolio on settlement date.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to the Portfolio) on any day the NYSE is open through your Introducing Financial Institution. Your sales price will be the next-determined NAV after the Portfolio receives your sales request in proper form. Normally, redemption proceeds will be wired or mailed to you either the same or the next business day, but generally no later than seven days.

- BY CONTACTING DISCOVER BROKERAGE DIRECT

Instruct Discover Brokerage Direct to order a withdrawal from your Portfolio account and issue a check payable to you.


8


- BY SWEEP

Discover Brokerage Direct's automatic "sweep" moves money from your money market account automatically to cover securities purchases in your brokerage account.

- BY CHECKWRITING

With this service, you may write checks made payable to any payee. First, you must fill out the Signature Card which you can obtain from Discover Brokerage Direct. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.

OTHER

The Portfolios have two transaction times each business day, 12:00 Noon and 4:00 p.m., Eastern time. New investments represented by Federal funds or bank wire monies received by The Bank of New York at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day you redeem shares regardless of whether the redemption order is received before or after 12:00 Noon.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Each of the Portfolios' net income is paid daily to shareholders and automatically invested in additional shares in your account. The Portfolios expect that their distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains.

PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO

For Federal income tax purposes, the Prime and Government Portfolios' dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

GENERAL MUNICIPAL PORTFOLIO

Distributions of tax-exempt interest income from this Portfolio are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions out of taxable interest income, other investment income and short-term capital gains, are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term taxable gains irrespective of the length of time you may have held your shares.

Consult your tax adviser as to the tax consequences of an investment in the Portfolios, including the possible applicability of the AMT to a portion of the distributions.

Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all its distributions for the year.

The sale of Portfolio shares is a taxable transaction for Federal income tax purposes.


DISTRIBUTION ARRANGEMENTS

The Portfolios have adopted a plan under SEC Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees for the distribution and sale of their shares. The Portfolios pay these fees in the amount of 0.45% as a percent of aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.


9


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by McGladrey & Pullen LLP, the Portfolios' independent auditors, whose report, along with the Portfolios' financial statements, appears in the SAI, which is available upon request.


                                                    PRIME PORTFOLIO
                                            ------------------------------------
                                                                  DECEMBER 29,
                                                                     1995(A)
                                          YEAR ENDED NOVEMBER 30,      TO
                                         ------------------------ NOVEMBER 30,
                                            1998         1997         1996
                                         -----------  -----------  -----------
Net asset value, beginning of period       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                    .047         .046         .041
Net gains or losses on securities            .000         .000         .000
Total from investment operations             .047         .046         .041

LESS: DISTRIBUTIONS
Dividends                                   (.047)       (.046)       (.041)
Distributions                                .000         .000         .000
Total distributions                        (.047)        (.046)       (.041)
Net asset value, end of period             $ 1.00       $ 1.00       $ 1.00

TOTAL RETURN
Total investment return based on net
  asset value (c)                            4.77%        4.75%        4.57%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)      $682       $3,298       $2,772
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                           1.00%        1.00%        1.00%(e)
  Expenses, before waivers and
    reimbursements                           1.06%        1.06%        1.23%(e)
  Net investment income (b)                  4.69%        4.65%        4.50%(e)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period.

(d)  The total return is not annualized.

(e)  Annualized.


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                                                 GOVERNMENT PORTFOLIO
                                            ------------------------------------
                                                                  DECEMBER 29,
                                                                     1995(A)
                                          YEAR ENDED NOVEMBER 30,      TO
                                         ------------------------ NOVEMBER 30,
                                            1998         1997         1996
                                         -----------  -----------  -----------
Net asset value, beginning of period       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                    .046         .045         .041
Net gains or losses on securities            .000         .000         .000
Total from investment operations             .046         .045         .041

LESS: DISTRIBUTIONS
Dividends                                   (.046)       (.045)       (.041)
Distributions                                .000         .000         .000
Total distributions                         (.046)       (.045)       (.041)
Net asset value, end of period             $ 1.00       $ 1.00       $ 1.00

TOTAL RETURN
Total investment return based on net
  asset value (c)                            4.67%        4.64%        4.51%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $42         $124         $100
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                           1.00%        1.00%        1.00%(e)
  Expenses, before waivers and
    reimbursements                           1.14%        1.25%        1.42%(e)
  Net investment income (b)                  4.60%        4.54%        4.45%(e)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period.

(d)  The total return is not annualized.

(e)  Annualized.


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                                                GENERAL MUNICIPAL PORTFOLIO
                                            ------------------------------------
                                                                  DECEMBER 13,
                                                                     1995(A)
                                          YEAR ENDED NOVEMBER 30,      TO
                                         ------------------------ NOVEMBER 30,
                                            1998         1997         1996
                                         -----------  -----------  -----------
Net asset value, beginning of period       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                    .027         .029         .027
Net gains or losses on securities            .000         .000         .000
Total from investment operations             .027         .029         .027

LESS: DISTRIBUTIONS
Dividends                                   (.027)       (.029)       (.027)
Distributions                                .000         .000         .000
Total distributions                         (.027)       (.029)       (.027)
Net asset value, end of period             $ 1.00       $ 1.00       $ 1.00

TOTAL RETURN
Total investment return based on net
  asset value (c)                            2.76%        2.92%        2.79%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $44         $137         $123
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                           1.00%        1.00%        1.00%(e)
  Expenses, before waivers and
    reimbursements                           1.17%        1.21%        1.39%(e)
  Net investment income (b)                  2.74%        2.87%        2.76%(e)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period.

(d)  The total return is not annualized.

(e)  Annualized.


12